UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (813) 749-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CCEL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 17, 2021 and September 20, 2021, George Gaines and Jonathan Wheeler, MD (respectively) resigned as directors of Cryo-Cell International, Inc. (“Company”).  Mr. Gaines and Dr. Wheeler’s resignations from the Board of Directors (the “Board”) of the Company did not result from any disagreement with the Company.

On September 20, 2021 the Board of the Company appointed Mark Portnoy, the Company’s Co-CEO, and Daniel Mizrahi to the Board as directors.

Mr. Mizrahi will participate in the Company’s standard outside director compensation program.  Pursuant to this program, each member of the Board who is not an employee of the Company receives an annual retainer in the amount of $25,500.  In addition, such directors receive a stock option grant in the amount of 5,300 shares on the date of the annual stockholders meeting in each year with an exercise price equal to the fair market value of the common stock on the date of grant.

The Board had determined that Mr. Mizrahi satisfies the definition of “independent director”.

On September 20, 2021, the Company issued a press release announcing the appointment of Mr. Portnoy and Mr. Mizrahi.  A copy of the press release is filed with the Form 8-K as Exhibit 99.1.

Item 8.01.	Other Events

The Board the Company has fixed October 20, 2021 as the date for the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), and has fixed September 20, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.  Stockholders intending to present business or director nominations at the Annual Meeting must submit the notice required by Article II, Section 3 of the Company’s Bylaws (with respect to business other than director nominations) or Article II, Section 10 of the Company’s Bylaws (with respect to director nominations) no later than the 10th calendar day following the day on which public disclosure of the date of the Annual Meeting is first made, which date of public disclosure is September 22, 2021.

A copy of the Company’s Bylaws, as amended, is included as Exhibit 3.1 to the Current Report on Form 8-K filed with the United States Securities and Exchange Commission on December 11, 2018.

Item 9.01. Financial Statements and Exhibits.
Financial Statements of Businesses Acquired	Not Applicable
Pro Forma Financial Information	Not Applicable
Shell Company Transactions	Not Applicable
Exhibits
Exhibit No.	Description
99.1	Press Release, dated September 20, 2021
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.

Dated: September 22, 2021	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer